SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   January 14, 1997


                          LANDMARK INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

                                     NEVADA
                 (State or other jurisdiction of incorporation)


         0-26578                                      33-0662114
(Commission File Number)                       (IRS Employer Identification No.)

1720 East Garry, Suite 201, Santa Ana, California                       92705
(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code:  (714) 475-4500




































                                Page 1 of 3 pages

Item 4.       Changes in Registrant's Certifying Accountant.

              1.           (i)      The Registrant's former independent
              accountant, Brian S. Nathanson,
C.P.A. ("Nathanson") resigned from that capacity on January 14, 1997.

                           (ii) The report by Nathanson on the financial statements of the Registrant dated October 23, 1995, including a balance sheet as of August 31, 1995 and the statements of operations, cash flows and statement of stockholders' equity for the year ended August 31, 1995 did not contain an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.

                           (iii) During the period covered by the financial statements through the date of resignation of the former accountant, there were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

Item 7.       Exhibits.

              16.1 Letter from Brian S. Nathanson, CPA, former principal accountant for the
                           Registrant.

                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   March 18, 1997                          LANDMARK INTERNATIONAL, INC.



                                                 By:    /s/ William J. Kettle
                                                       President